UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/29/2005

MEMC ELECTRONIC MATERIALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13828

DE	56-1505767
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

501 Pearl Drive (City of O'Fallon), Saint Peters, MO 63376
(Address of Principal Executive Offices, Including Zip Code)

636-474-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On July 29, 2005, MEMC Electronic Materials, Inc. (the "Company") announced that Nabeel Gareeb, Chief Executive Officer, has established a stock trading plan in accordance with the guidelines of Rule 10b5-1 of the Securities Exchange Act and the Company's policy regarding stock transactions by Company insiders. The transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

A copy of the press release announcing the trading plan is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

                Exhibit 99.1 Press release of July 29, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: July 29, 2005.	By:	/s/ Thomas E. Linnen
Thomas E. Linnen
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated 7/29/05.